Presentation Title or Conference    (To Edit or Delete: View > Slidemaster)
P R I N C I P L E S   T H A T   E N D U R E
northerntrust.com
Frederick H. Waddell
Chairman & Chief Executive Officer
Northern Trust Corporation
2014 Annual Meeting of Stockholders
EXHIBIT 99.1
© 2014 Northern Trust Corporation
Service Expertise Integrity

Forward Looking Statement
This presentation may include forward-looking statements concerning Northern Trust’s financial results and outlook, capital adequacy, dividend policy, anticipated expense levels and technology spending, risk management policies, contingent liabilities, strategic initiatives, industry trends, and expectations regarding the impact of recent legislation.  Forward-looking statements are typically identified by words or phrases such as “believe”, “expect”, “anticipate”,
“intend”, “estimate”, “project”, “likely”, “may increase”, “plan”, “goal”, “target”, “strategy”, and similar expressions or future or conditional verbs such as “may”, “will”, “should”, “would”, and
“could”. Forward-looking statements are Northern Trust’s current estimates or expectations of future events or future results, and involve risks and uncertainties that are difficult to predict.  These statements are based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on
Northern Trust’s website.
We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern
Trust assumes no obligation to update its forward-looking statements.

Annual Meeting of Stockholders – April 15, 2014

Annual Meeting of Stockholders – April 15, 2014
Leading advisor to affluent market
AUM $217 Billion
AUC $504 Billion
Wealth Management
Leading global custodian
AUC $5.2 Trillion
AUM $698 Billion
Corporate & Institutional Services
Leading asset manager for personal
and institutional clients
AUM $915 Billion
Asset Management
Operations & Technology
Integrated global operating platform
Serving personal and institutional clients
$1.9 Billion in technology spending 2011-2013
Founded in 1889, Northern Trust is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients.
Corporations
Pension funds
Fund managers
Foundations
Endowments
Sovereign
wealth funds
Individuals
Families
Family offices
Family foundations
& endowments
Privately held
businesses
A Highly Focused Business Model
As of March 31, 2014

Annual Meeting of Stockholders – April 15, 2014

Wealth Management
Life-driven Approach to Serving the Affluent Market
Private &
Business
Banking
Deposit services
Custom financing
Stock option
lending
Financial
Planning
Cash flow analysis
Debt management
Tax planning
Retirement
planning
Investment
Management
Comprehensive
investment
capabilities
Custom asset
allocation
Broad menu of
outside managers
Brokerage services
Trust & Estate
Services
Wealth transfer
planning
Trust and estate
services
Philanthropic
advisory services
Securities custody
Advisory
Services
Family education
and governance
Family business
Non-financial asset
management
Foundation &
Institutional
Advisors
Customized
investment
objectives
and strategic
asset allocation
Manager selection
and oversight
Asset servicing and
administration
Providing comprehensive wealth management solutions to
successful individuals, families and privately held businesses.
Best Private Bank in the
U.S.
(2013)
Best Trust Company
(2013)
Ranked among the
Top 10 Wealth Managers
(2013)
One of  World's
Most Admired Companies
(2013)

Annual Meeting of Stockholders – April 15, 2014

Corporate & Institutional Services
Delivering a Broad Range of Solutions
Providing an array of asset servicing and asset management
services to institutional clients around the world.
Best European ETF Administrator
(2013)
Custody and Securities Services
Provider of the Year
(2012)
Hedge Fund Administrator of the Year
(2012 and 2013)
Best Custody & Alternative Fund
Administration in Asia-Pacific
(2013)
Global Custody & Transition
Management Award
(2013)
Global Custody Award Winners
(2012)
Best Client Servicing Award
(2013)
Safekeeping
Settlement
Derivatives and
collateral
processing
Income collection
Corporate actions
Tax reclamation
Fund accounting
Transfer agency
Corporate
secretarial/trustee
Valuations
Investment
operations
outsourcing
White label
reporting
Valuation analytics
Performance
analytics
Risk monitoring
and reporting
Trade execution
analysis
Cross-border
pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Active
Global index
Investment
outsourcing
Liability driven
investing
Multi-manager
Transition
management
Asset
Reporting
Asset
Enhancement
Asset
Management
Asset
Processing
Asset
Administration

Annual Meeting of Stockholders – April 15, 2014

Asset Classes
Equities
$486 Billion
(53%)
Fixed Income
$150 Billion
(16%)
Short
Duration
$260 Billion
(29%)
Other
$19 Billion
(2%)
Client Segments
$698 Billion
Institutional
$217 Billion
Personal
Styles
$53 Billion
(6%)
$381 Billion
(42%)
Active
$462 Billion
(50%)
Index
Multi-Manager
Other
$19 Billion
(2%)
Providing diversified asset management solutions,
with total assets under management of $915 billion.
Asset Management
Client Focused, Diversified Investment Manager
As of March 31, 2014
U.S. Fixed Income Municipal
Manager of the Year
(2013)
Leadership in Equity Indexing
(2011)
14 Largest Manager Worldwide
14 Largest Manager of Worldwide Institutional Assets
3 Largest  Passive International Equity Manager
4 Largest  Passive Domestic Equity Manager
4 Largest  Passive Domestic Fixed Income
(2013 based on December 31, 2012 assets)
th
th
rd
th
th

Annual Meeting of Stockholders – April 15, 2014
Assets Under Custody
($ Trillions)
Assets Under Management*
($ Billions)
Strong History of Growth in Fee-based Businesses
* AUM is presented excluding securities lending collateral.
1 Custody fees include C&IS custody & fund administration fees and Wealth Management Global Family Office fees. 1Q 2014 is annualized.
2 Asset management fees include C&IS investment management fees and fees of the three Wealth Management regions. 1Q 2014 is annualized.
S&P 500
Custody Fees
1
S&P 500
Asset Mgmt Fees
2
Trust and investment fees average approximately
60% of total revenues.

Annual Meeting of Stockholders – April 15, 2014

Annual Meeting of Stockholders – April 15, 2014

($MM, Except EPS)
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Earnings per Share
Return on Common Equity
$2,610
244
302
933
4,089
2,994
20
1,075
344
$731
$2.99
9.5%
2013
+8%
+19%
+3%
-6%
+5%
+4%
-20%
+8%
+13%
+6%
+6%
2013
vs. 2012
Solid fee growth driven by
strong new business and
improving markets
Growth in expenses reflects
continued investment in
people, technology, and risk
management
Improved our return on
common equity to 9.5% in
2013 from 9.3% in 2012
Solid 2013 Financial Performance

Annual Meeting of Stockholders – April 15, 2014

Improving Profitability & Returns
Return on Equity
Driving Performance initiatives
contributed approximately $270 million
to 2013 pre-tax income, surpassing our
initial target of $250 million
Efforts have contributed to the
continued improvement in the
profitability and returns of the business
over the last two years
We have developed strong
management discipline in this area and
will continue to seek improvements in
2014 and beyond
Pre-tax Margin
8.6%
9.3%
9.5%
23.4%
25.5%
26.3%
2011 2012 2013

Annual Meeting of Stockholders – April 15, 2014
1Q14
1Q14
vs. 1Q13
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Earnings per Share
Return on Common Equity
$679
50
65
246
1,040
768
3
269
88
$181
$0.75
9.3%
+8%
-16%
+8%
+9%
+7%
+5%
-40%
+11%
+12%
+11%
+12%
Solid First Quarter 2014 Financial Performance
($MM, Except EPS)
Revenue growth was led by
higher trust and investment fees
and net interest income
Expense growth, similar to 2013,
reflects investments in people,
technology and risk
management to support growth
in the business and an evolving
set of regulatory requirements

Annual Meeting of Stockholders – April 15, 2014

Returning Capital to Shareholders
As of March 31, 2014. Capital ratios are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.
2014 figure represents the planned dividend action included in Northern Trust’s 2014 Capital Plan. The Board of Directors will consider formal approval of the increase at its regular April meeting.
Quarterly Dividend Paid per Common Share
Northern Trust Corporation Capital Ratios
Common Equity Tier 1 12.8%
Tier 1 Capital 13.0%
Total Risk-Based 15.5%
Leverage 7.8%
Capital Return
$0.21
$0.23
$0.25
$0.28 $0.28
$0.28
$0.28
$0.30
$0.31
$0.33
3Q05 3Q06 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 3Q13 2014
1
Declared $299 million in dividends and
repurchased $310 million of our common stock
in 2013
The Federal Reserve did not object to Northern
Trust’s 2014 capital plan, including a planned
increase in our dividend to $0.33 per share and
the repurchase of up to $425 million of common
stock through March 2015
1

Annual Meeting of Stockholders – April 15, 2014

Investing for the Future
Capabilities & Expertise Capabilities & Expertise
Strategic Locations Strategic Locations
Technology Technology
Risk Management Risk Management

Annual Meeting of Stockholders – April 15, 2014 13 Investing in Capabilities & Expertise Investing in capabilities and expertise to better serve clients. Goals Driven Investing

Annual Meeting of Stockholders – April 15, 2014
Frankfurt Saudi Arabia
New York Miami Los Angeles
Fort Worth
Investing in Strategic Locations
14
Investing in new offices.
Investing in office
relocations.

Annual Meeting of Stockholders – April 15, 2014
Investing in Technology
Information Delivery
Mobile and internet
Risk Analytics and Reporting
Integrated analytics, performance & reporting for asset managers
Client Administration
Shared service, automated workflow across personal and institutional clients
Availability & Resiliency
Highly available platforms, converged infrastructures
Infrastructure Optimization
Commodity virtualized servers
Service oriented architectures

Investing in technology to enhance client
and partner experience.

Annual Meeting of Stockholders – April 15, 2014

Investing in Risk Management
Capital Planning Transitioned to Comprehensive Capital Analysis and
Review (CCAR) under Federal Reserve’s Capital
Plan Rule and exiting parallel run
Submitted Resolution Plan as required under the
Dodd-Frank Act
Resolution Planning
Supporting clients in the European Union under the
Alternative Investment Fund Managers Directive and
continuing to implement processes to comply with
Foreign Account Tax Compliance Act
Compliance
Investing in risk management infrastructure and enhancing
existing capabilities to meet regulatory requirements.

Market Leader in Focused Businesses
Strong History of Organic Growth
Focused on Driving Performance
Returning Capital to Shareholders
Investing for the Future
Leading Corporate Citizen
Northern Trust Corporation
Strategically Positioned for Growth

Annual Meeting of Stockholders – April 15, 2014

Annual Meeting of Stockholders – April 15, 2014 Celebrating our History 18